SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 21, 2008
                                                        -----------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                   1-1031                      22-0743290
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

  Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ     08875-6707
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                                                          Page 2

                               RONSON CORPORATION
                                 FORM 8-K INDEX
                                                                            PAGE
                                                                            ----

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT                3

ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
                  OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
                  OF A REGISTRANT                                           3

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS                         3



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                                                                          Page 3

Item 1.01         Entry into a Material Definitive Agreement

                  On November 21, 2008, Wells Fargo Bank, National Association ("Wells Fargo") advised Ronson Corporation (the "Company") and its subsidiaries that Events of Default under the Credit Agreement dated May 30, 2008, had occurred. These events of default included the Company's not meeting financial covenants as follows: 1) The minimum Tangible Net Worth as of September 30, 2008, 2) The minimum Net Income for the nine months ended September 30, 2008, and 3) The minimum Net Cash Flow for the nine months ended September 30, 2008, and the Company's not meeting all of the requirements of the Post-Closing Agreement dated May 30, 2008.

                  As a result of the events of default, Wells Fargo has increased the interest rate charged on the loans outstanding under the credit agreement by 3%. These increases have been assessed retroactively to July 1, 2008.


Item 2.03 Creation of a Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant

                  (a) The contents of Item 1.01 of this Current Report on Form 8-K are hereby incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits

                  a) Financial Statements:  None
                  b) Pro Forma Financial Information:  None
                  c) Exhibits:  None


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Ronson Corporation

                                            /s/Daryl K. Holcomb
                                            -------------------------
                                            Daryl K. Holcomb
                                            Vice President,
                                            Chief Financial Officer &
                                            Controller

Dated:  November 26, 2008